                                                                   EXHIBIT 10.22

    FOURTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT; FIRST AMENDMENT TO U.S.
                              SUBSIDIARIES GUARANTY

          FOURTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT; FIRST AMENDMENT TO U.S. SUBSIDIARIES GUARANTY (collectively, this "Amendment"), dated as of February 21, 2001, among VERTIS HOLDINGS, INC. (f/k/a Big Flower Holdings, Inc.), a Delaware corporation ("Holdings"), Vertis, Inc. (f/k/a Big Flower Press Holdings, Inc.), a Delaware corporation ("Vertis"), BIG FLOWER LIMITED, a Wholly-Owned Subsidiary of Vertis and a limited company organized under the laws of England ("BFL"), OLWEN DIRECT MAIL LIMITED, a Wholly-Owned Subsidiary of BFL and a limited company organized under the laws of England ("Olwen"), BIG FLOWER DIGITAL SERVICES LIMITED, an indirect Wholly-Owned Subsidiary of Vertis and a limited company organized under the laws of England ("BFDSL"), FUSION PREMEDIA GROUP LIMITED (f/k/a Troypeak Limited), an indirect Wholly-Owned Subsidiary of Vertis and a limited company organized under the laws of England ("Fusion"), PISMO LIMITED, an indirect Wholly-Owned Subsidiary of Vertis and a limited company organized under the laws of England ("Pismo"), COLORGRAPHIC DIRECT RESPONSE LIMITED, a Wholly-Owned Subsidiary of BFL and a limited company organized under the laws of England ("Colorgraphic"), and THE ADMAGIC GROUP LIMITED, an indirect Wholly-Owned Subsidiary of Vertis and a limited company organized under the laws of England ("Admagic" and together with Vertis, BFL, Olwen, BFDSL, Fusion, Pismo and Colorgraphic, the "Borrowers", and each, a "Borrower"), various U.S. Subsidiaries of Holdings, the Lenders from time to time party to the Credit Agreement referred to below, CHASE SECURITIES, INC. and DEUTSCHE BANK SECURITIES, INC., as Joint Lead Arrangers and Joint Book Managers (in such capacity, the "Joint Lead Arrangers"), THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent"), BANKERS TRUST COMPANY, as Syndication Agent, BANK OF AMERICA, N.A., as Documentation Agent, and certain Managing Agents party to the Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H:

          WHEREAS, Holdings, the Borrowers, the Lenders, the Agents, the Joint Lead Arrangers and the Managing Agents are parties to a Credit Agreement, dated as of December 7, 1999 (as amended, modified or supplemented from time to time to but not including the date hereof, the "Credit Agreement");

          WHEREAS, various U.S. Subsidiaries of Holdings and the Administrative Agent are parties to a U.S. Subsidiaries Guaranty, dated as of December 7, 1999 (as amended, modified or supplemented from time to time to but not including the date hereof, the "U.S. Subsidiaries Guaranty"); and

          WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement and the U.S. Subsidiaries Guaranty, and the Lenders

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party hereto wish to grant certain consents to the Credit Agreement, in each case as herein provided;

          NOW, THEREFORE, it is agreed:

I.   AMENDMENTS AND CONSENTS TO CREDIT AGREEMENT.

          1. Section 8.01(f) of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing immediately prior to the text "(y)" appearing in said Section and inserting a comma lieu thereof and (ii) inserting the following new clause (z) at the end of said Section:

     "and (z) set forth (in reasonable detail) the type and amount of costs incurred during each fiscal quarter included in the Test Period then last ended and added back to Consolidated EBITDA for such Test Period pursuant to clauses (v) and (ix) appearing in the first sentence of the definition of "Consolidated EBITDA"".

          2. Section 9.06 of the Credit Agreement is hereby amended by (i) deleting clause (xv) of said Section in its entirety and inserting the text "(xv) the performance of (including the payment of any one-time fees pursuant to) the Chancery Lane Transition Services Agreement;" in lieu thereof and (ii) inserting the text "(other than the Chancery Lane Transition Services Agreement)" immediately after the text "Transition Services Agreements" appearing in clause (xvi) of said Section.

          3.   Notwithstanding anything to the contrary contained in Section
9.06 of the Credit Agreement, Big Flower Digital LLC may sell shares of common stock, and warrants to purchase shares of common stock, of 24/7 Media, Inc. (collectively, the "24/7 Internet Equity") to CLI Associates LLC ("CLI") pursuant to, and in accordance of the terms of, that certain Purchase Agreement, dated as of December 22, 2000, between Big Flower Digital LLC and CLI (as in effect on the Fourth Amendment Effective Date (as defined below)), so long as
(x) such sale is made on terms substantially as favorable to Big Flower Digital LLC as would reasonably be obtained by Big Flower Digital LLC in a comparable arm's-length transaction with a Person other than an Affiliate and (y) such sale is made in accordance with the terms of Section 9.02(xvii) of the Credit Agreement.

          4. Section 9.10 of the Credit Agreement is hereby amended by deleting the text "Chancery Lane Consulting Agreement" appearing in said Section and inserting the text "Chancery Lane Transition Services Agreement" in lieu thereof.

          5.   Notwithstanding anything to the contrary contained in Section
9.10 of the Credit Agreement, Holdings may enter into the Chancery Lane Transition Services Agreement.

          6. The definition of "Change of Control" appearing in Section 11.01 of the Credit Agreement is hereby amended by (i) deleting the text "any Investor Group" in each place it appears in said definition and inserting the text "the THL Group" in lieu thereof, (ii) deleting the text "the respective Investor Group" in each place it appears in said definition and inserting the text "the THL Group" in lieu thereof and (iii) deleting the text ", the ECP Group and the

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Ammon Permitted Holders" in each place it appears in said definition and inserting the text "and the ECP Group" in lieu thereof.

          7.   The definition of "Consolidated EBITDA" appearing in Section
11.01 of the Credit Agreement is hereby amended by (i) deleting the text "and
(xiv)" appearing in clause (iv) of the first sentence of said definition and inserting the text ", (xiv) and (xv)" in lieu thereof, (ii) deleting clause (v) appearing in the first sentence of said definition in its entirety and inserting the following new clause (v) in lieu thereof:

     "(v) for any Test Period which includes any portion of the period from the Initial Borrowing Date to and including December 31, 2001, to the extent deducted in any determination of Consolidated EBITDA (directly or through reductions to Consolidated Net Income), severance costs, lease buy-out costs, certain one-time restructuring costs not reported as such in accordance with GAAP (such as retention bonuses and employee relocation costs) and certain other restructuring costs incurred by Holdings and its Subsidiaries after the Initial Borrowing Date and on or prior to December 31, 2001, so long as (x) the aggregate amount of all such costs incurred and added to Consolidated EBITDA pursuant to this clause (v) after the Effective Date does not exceed $22,000,000 and (y) Holdings has at all times complied with the requirements of clause (z) of Section 8.01(f), requiring Holdings to certify as to the amount and type of such costs incurred in any fiscal quarter of Holdings included in such Test Period and added back to Consolidated EBITDA for such Test Period"

, (iii) deleting the word "and" appearing at the end of clause (vii) in the first sentence of said definition and inserting a comma in lieu thereof, (iv) inserting the following text immediately after clause (viii) appearing in the first sentence of said definition:

     "and (ix) for any Test Period which includes any portion of the period from January 1, 2000 to and including December 31, 2000, to the extent deducted in any determination of Consolidated EBITDA (directly or through reductions to Consolidated Net Income), overhead costs associated with the operations of Holdings (including salaries of management of Holdings) incurred by Holdings on or after January 1, 2000 and prior to December 31, 2000, so long as (x) the aggregate amount of all such costs incurred and added to Consolidated EBITDA pursuant to this clause (ix) after the Effective Date does not exceed the lesser of (I) $7,616,000 and (II) the amount of the add-back for such costs made to "Adjusted EBITDA" as set forth in an offering memorandum for Permanent Senior Subordinated Notes in a form acceptable to the Administrative Agent and the Syndication Agent, whether or not an offering of Permanent Senior Subordinated Notes is actually made pursuant to any such offering memorandum (or, if no such acceptable offering memorandum exists, $0) and (y) Holdings has at all times complied with the requirements of clause (z) of Section 8.01(f), requiring Holdings to certify as to the amount and type of such costs incurred in any fiscal quarter of Holdings included in such Test Period and added back to Consolidated EBITDA for such Test Period"

, (v) inserting the text "(as such Section was in effect immediately prior to the effectiveness of the Fourth Amendment and Consent to this Agreement, dated as of February 15, 2001)" immediately after the text "9.06(xv)" appearing in the last sentence of said definition and (vi)

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inserting the text "(other than the Chancery Lane Transition Services
Agreement)" immediately after the text "Transition Services Agreements" appearing in the last sentence of said definition.

          8. The definition of "Permitted Holders" appearing in Section 11.01 of the Credit Agreement is hereby amended by (i) deleting clause (iii) appearing in said definition in its entirety and (ii) redesignating clause (iv) appearing in said definition as clause (iii).

          9.   The definition of "Transition Services Agreements" appearing in
Section 11.01 of the Credit Agreement is hereby amended by (i) deleting the word "and" immediately after the text "Laser Tech" appearing in said definition and inserting a comma in lieu thereof and (ii) inserting the text "and (iii) the Chancery Lane Transition Services Agreement" immediately after the text "and Columbine" appearing in said definition.

          10. Section 11.01 of the Credit Agreement is hereby further amended by (i) deleting the definitions of "Investor Group" and "Ammon Permitted Holders" appearing in said Section in their entirety and (ii) inserting the following new definition in appropriate alphabetical order:

          "Chancery Lane Transition Services Agreement" shall mean the Transition and Services Agreement, dated as of December 22, 2000, among BFPH, Chancery Lane Capital LLC and Holdings, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

II.  AMENDMENTS TO U.S. SUBSIDIARIES GUARANTY.

          1. Section 10 of the U.S. Subsidiaries Guaranty is hereby amended by inserting the following new clauses (d) though (g), inclusive, immediately following clause (c) of said Section:

          "(d) Each Guarantor hereby acknowledges and affirms that it understands that to the extent the Obligations are secured by real property located in the State of California, such Guarantor shall be liable for the full amount of the liability hereunder notwithstanding foreclosure on such real property by trustee sale or any other reason impairing such Guarantor's or any secured creditors' right to proceed against any Borrower, any Guarantor or any other guarantor of the Obligations.

          (e) Each Guarantor hereby waives, to the fullest extent permitted by applicable law, all rights and benefits under Sections 580a, 580b, 580d and 726 of the California Code of Civil Procedure. Each Guarantor hereby further waives, to the fullest extent permitted by applicable law, without limiting the generality of the foregoing or any other provision hereof, all rights and benefits which might otherwise be available to such Guarantor under Sections 2809, 2810, 2815, 2819, 2821, 2839, 2845, 2848, 2849, 2850,
     2899 and 3433 of the California Civil Code.

          (f) Each Guarantor waives its rights of subrogation and reimbursement and any other rights and defenses available to such Guarantor by reason of Sections 2787 to 2855, inclusive, of the California Civil Code, including, without limitation, (1) any defenses such Guarantor may have to this Guaranty by reason of an election of remedies by the Creditors and (2) any rights or defenses such Guarantor may have by reason of protection afforded to any Borrower pursuant to the antideficiency or other laws of California limiting or discharging such Borrower's indebtedness, including, without limitation, Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure. In furtherance of such provisions, each Guarantor hereby waives all rights and defenses arising out of an election of remedies by the Creditors, even though that election or remedies, such as a nonjudicial foreclosure destroys such Guarantor's rights of subrogation and reimbursement against any Borrower by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

          (g) Each Guarantor warrants and agrees that each of the waivers set forth above is made with full knowledge of its significance and consequences and that if any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by law.".

III. MISCELLANEOUS PROVISIONS.

          1. In order to induce the Lenders to enter into this Amendment, each Credit Agreement Party hereby represents and warrants that:

          (a) no Default or Event of Default exists as of the Fourth Amendment Effective Date, both immediately before and immediately after giving effect to this Amendment; and

          (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Fourth Amendment Effective Date both immediately before and immediately after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings and the Administrative Agent.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective on the date (the "Fourth Amendment Effective Date") when each Credit Agreement Party, each U.S. Subsidiary

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Guarantor, the Administrative Agent and the Lenders constituting the
Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

          6. From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement and the U.S. Subsidiaries Guaranty shall be deemed to be references to the Credit Agreement or the U.S. Subsidiaries Guaranty, as the case may be, as modified hereby.

                                      * * *

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                 VERTIS HOLDINGS, INC. (f/k/a Big Flower
                                   Holdings, Inc.), as a Guarantor


                                 By /s/ Irene B. Fisher
                                    --------------------------------------------
                                    Name: Irene B. Fisher
                                    Title: Vice President


                                 VERTIS, INC. (f/k/a Big Flower Press Holdings,
                                   Inc.), as a Borrower and a Guarantor


                                 By /s/ Irene B. Fisher
                                    --------------------------------------------
                                    Name: Irene B. Fisher
                                    Title: Vice President


                                 BIG FLOWER LIMITED,
                                   as a Borrower


                                 By /s/ Mark Angelson
                                    --------------------------------------------
                                    Name: Mark Angelson
                                    Title: Executive VP/Office of the Chairman


                                 OLWEN DIRECT MAIL LIMITED,
                                   as a Borrower


                                 By /s/ Mark Angelson
                                    --------------------------------------------
                                    Name: Mark Angelson
                                    Title: Executive VP/Office of the Chairman


                                 BIG FLOWER DIGITAL SERVICES LIMITED,
                                   as a Borrower


                                 By /s/ Mark Angelson
                                    --------------------------------------------
                                    Name: Mark Angelson
                                    Title: Executive VP/Office of the Chairman

                                 FUSION PREMEDIA GROUP
                                   LIMITED,
                                   as a Borrower


                                 By /s/ Mark Angelson
                                    --------------------------------------------
                                    Name: Mark Angelson
                                    Title: Executive VP/Office of the Chairman


                                 PISMO LIMITED,
                                   as a Borrower


                                 By /s/ Mark Angelson
                                    --------------------------------------------
                                    Name: Mark Angelson
                                    Title: Executive VP/Office of the Chairman


                                 COLORGRAPHIC DIRECT RESPONSE
                                   LIMITED, as a Borrower


                                 By /s/ Mark Angelson
                                    --------------------------------------------
                                    Name: Mark Angelson
                                    Title: Executive VP/Office of the Chairman


                                 THE ADMAGIC GROUP LIMITED,
                                   as a Borrower


                                 By /s/ Mark Angelson
                                    --------------------------------------------
                                    Name: Mark Angelson
                                    Title: Executive VP/Office of the Chairman


                                 PRINTCO., INC., as a U.S. Subsidiary Guarantor


                                 By /s/ Irene B. Fisher
                                    --------------------------------------------
                                    Name: Irene B. Fisher
                                    Title: Vice President

                                 WEBCRAFT, LLC (f/k/a Webcraft, Inc.), as a U.S.
                                   Subsidiary Guarantor


                                 By /s/ Irene B. Fisher
                                    --------------------------------------------
                                    Name: Irene B. Fisher
                                    Title: Vice President


                                 WEBCRAFT CHEMICALS, LLC (f/k/a Webcraft
                                   Chemicals, Inc.) (d/b/a Craig Adhesives &
                                   Coatings Co.), as a U.S. Subsidiary Guarantor


                                 By /s/ Irene B. Fisher
                                    --------------------------------------------
                                    Name: Irene B. Fisher
                                    Title: Vice President


                                 KSS TRANSPORTATION LLC (f/k/a KSS
                                   Transportation Corporation), as a U.S.
                                   Subsidiary Guarantor


                                 By /s/ Irene B. Fisher
                                    --------------------------------------------
                                    Name: Irene B. Fisher
                                    Title: Vice President


                                 BIG FLOWER DIGITAL SERVICES, INC., as a
                                   U.S. Subsidiary Guarantor


                                 By /s/ Irene B. Fisher
                                    --------------------------------------------
                                    Name: Irene B. Fisher
                                    Title: Vice President


                                 THE ENTERON GROUP, INC., as a U.S.
                                   Subsidiary Guarantor


                                 By /s/ Irene B. Fisher
                                    --------------------------------------------
                                    Name: Irene B. Fisher
                                    Title: Vice President

                                 MASTER EAGLE GRAPHICS SERVICES, INC.,
                                   as a U.S. Subsidiary Guarantor


                                 By /s/ Irene B. Fisher
                                    --------------------------------------------
                                    Name: Irene B. Fisher
                                    Title: Vice President


                                 REVERE PHOTO PLATEMAKERS COMPANY,
                                   as a U.S. Subsidiary Guarantor


                                 By /s/ Irene B. Fisher
                                    --------------------------------------------
                                    Name: Irene B. Fisher
                                    Title: Vice President


                                 COMPUTER COLOR GRAPHICS, INC., as a U.S.
                                   Subsidiary Guarantor


                                 By /s/ Irene B. Fisher
                                    --------------------------------------------
                                    Name: Irene B. Fisher
                                    Title: Vice President


                                 BIG FLOWER DIGITAL SERVICES
                                   (DELAWARE), INC., as a U.S. Subsidiary
                                   Guarantor


                                 By /s/ Mark Angelson
                                    --------------------------------------------
                                    Name: Mark Angelson
                                    Title: Executive VP/Office of the Chairman


                                 BIG FLOWER DIGITAL LLC , as a U.S.
                                   Subsidiary Guarantor


                                 By /s/ Mark Angelson
                                    --------------------------------------------
                                    Name: Mark Angelson
                                    Title: Executive VP/Office of the Chairman

                                 XL VENTURES, INC. (f/k/a XL Capital
                                   Corporation and Big Flower Capital
                                   Corporation), as a U.S. Subsidiary Guarantor


                                 By /s/ Mark Angelson
                                    --------------------------------------------
                                    Name: Mark Angelson
                                    Title: Executive VP/Office of the Chairman

                                 XL VENTURES (DELAWARE), INC. (f/d/a XL
                                   Capital (Delaware), Inc.), as a U.S.
                                   Subsidiary Guarantor


                                 By /s/ Mark Angelson
                                    --------------------------------------------
                                    Name: Mark Angelson
                                    Title: Executive VP/Office of the Chairman


                                 XL VENTURES LLC (f/k/a Yorkville Ventures
                                   LLC and XL Capital LLC), as a U.S. Subsidiary Guarantor


                                 By /s/ Mark Angelson
                                    --------------------------------------------
                                    Name: Mark Angelson
                                    Title: Executive VP/Office of the Chairman

                                 THE CHASE MANHATTAN BANK, Individually,
                                   and as Administrative Agent


                                 By /s/ Robert T. Sacks
                                    --------------------------------------------
                                    Name: Robert T. Sacks
                                    Title: Managing Director


                                 BANKERS TRUST COMPANY,
                                   Individually, and as Syndication Agent


                                 By /s/ Susan L. Lefevre
                                    --------------------------------------------
                                    Name: Susan L. LeFevre
                                    Title: Director

                                 BANK OF AMERICA, N.A.
                                   Individually, and as Documentation Agent


                                 By  /s/ Curtis D. Lueker
                                     -------------------------------------------
                                     Name: Curtis D. Lueker
                                     Title: Vice President


                                 ADDISON CDO, LIMITED


                                 By: Pacific Investment Management Company
                                    LLC, as its Investment Advisor


                                 By  /s/ Mohan V. Phansalkar
                                     -------------------------------------------
                                     Name: Mohan V. Phansalkar
                                     Title: Senior Vice President


                                 AMARA-I FINANCE, LTD.

                                 By: INVESCO Senior Secured Management, Inc.
                                     as Subadviser


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                 ARCHIMEDES FUNDING II, LTD.


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                 ATHENA CDO, LIMITED

                                 By: Pacific Investment Management Company
                                     LLC, as its Investment Advisor


                                 By  /s/ Mohan V. Phansalkar
                                     -------------------------------------------
                                     Name: Mohan V. Phansalkar
                                     Title: Senior Vice President

                                 AVALON CAPITAL LTD.

                                 BY: INVESCO Senior Secured Management, Inc.,
                                     as Portfolio Advisor


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 AVALON CAPITAL LTD. II

                                 By: INVESCO Senior Secured Management, Inc.,
                                     as Portfolio Advisor


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                 FLEET NATIONAL BANK


                                 By  /s/ Julie V. Jalelein
                                     -------------------------------------------
                                     Name: Julie V. Jalelein
                                     Title: Managing Director

                                 BEFORD CDO, LIMITED

                                 By: Pacific Investment Management Company
                                     LLC, as its Investment Advisor

                                 By  /s/ Mohan V. Phansalkar
                                     -------------------------------------------
                                     Name: Mohan V. Phansalkar
                                     Title: Senior Vice President


                                 BLUE SQUARE FUNDING LTD., SERIES 3


                                 By  /s/ Stephen T. Hessler
                                     -------------------------------------------
                                     Name: Stephen T. Hessler
                                     Title: Vice President

                                 BOEING CAPITAL CORPORATION


                                 By  /s/ James C. Hammersmith
                                     -------------------------------------------
                                     Name: James C. Hammersmith
                                     Title: Senior Documentation Officer


                                 CAPTIVA III FINANCE LTD.,
                                   as advised by Pacific Investment Management
                                   Company


                                 By  /s/ David Dyer
                                     -------------------------------------------
                                     Name: David Dyer
                                     Title: Director


                                 CAPTIVA IV FINANCE LTD.
                                   as advised by Pacific Investment Management
                                   Company


                                 By  /s/ David Dyer
                                     -------------------------------------------
                                     Name: David Dyer
                                     Title: Director


                                 CATALINA CDO LTD.

                                 By: Pacific Investment Management Company,
                                     as its Investment Advisor

                                 By  /s/ Mohan V. Phansalkar
                                     -------------------------------------------
                                     Name: Mohan V. Phansalkar
                                     Title: Senior Vice President


                                 THE CIT GROUP/EQUIPMENT
                                   FINANCING, INC.


                                 By  /s/ Mike Hampton
                                     -------------------------------------------
                                     Name: Mike Hampton
                                     Title: Assistant Vice President

                                 CREDIT AGRICOLE INDOSUEZ


                                 By  /s/ John Mccloskey
                                     -------------------------------------------
                                     Name: John McCloskey
                                     Title: FVP

                                 By  /s/ Mark J. Whitman
                                     -------------------------------------------
                                     Name: Mark J. Whitman
                                     Title: AVP


                                 CYPRESSTREE SENIOR FLOATING RATE FUND

                                     By: CypressTree Investment Management
                                         Company, Inc. as Portfolio Manager

                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                 CYPRESTREE INVESTMENT FUND, LLC


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                 THE DAI-ICHI KANGYO BANK, LIMITED


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                 DELANO COMPANY

                                     By: Pacific Investment Management Company,
                                         as its Investment Advisor

                                 By  /s/ Mohan V. Phansalkar
                                     -------------------------------------------
                                     Name: Mohan V. Phansalkar
                                     Title: Senior Vice President

                                 ELF FUNDING TRUST I

                                 By: Highland Capital Management, L.P.,
                                       as Collateral Manager

                                 By  /s/ Todd Travers
                                     -------------------------------------------
                                     Name: Todd Travers
                                     Title: Senior Portfolio Manager


                                 EMERALD ORCHARD LIMITED


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                 FIRST UNION NATIONAL BANK N.C.


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                 FLOATING RATE PORTFOLIO

                                     By: INVESCO Senior Secured
                                         Management, Inc. as Attorney in Fact

                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                 FRANKLIN FLOATING RATE TRUST


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 GENERAL ELECTRIC CAPITAL CORP.


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                 GLENEAGLES TRADING LLC

                                 By  /s/ Ann E. Morris
                                     -------------------------------------------
                                     Name: Ann E. Morris
                                     Title: Assistant Vice President


                                 HIGHLAND LEGACY LIMITED


                                 By: Highland Capital Management, L.P.,
                                       as Collateral Manager


                                 By  /s/ Todd Travers
                                     -------------------------------------------
                                     Name: Todd Travers
                                     Title: Senior Portfolio Manager


                                 JISSEKIKUN FUNDING, LTD.


                                 By: Pacific Investment Management Company
                                 LLC, as its Investment Advisor

                                 By  /s/ Mohan V. Phansalkar
                                     -------------------------------------------
                                     Name: Mohan V. Phansalkar
                                     Title: Senior Vice President


                                 KZH CYPRESSTREE-1 LLC


                                 By  /s/ Kimberly Rowe
                                     -------------------------------------------
                                     Name: Kimberly Rowe
                                     Title: Authorized Agent

                                 KZH LANGDALE LLC


                                 By  /s/ Kimberly Rowe
                                     -------------------------------------------
                                     Name: Kimberly Rowe
                                     Title: Authorized Agent


                                 KZH HIGHLAND-2 LLC


                                 By  /s/ Kimberly Rowe
                                     -------------------------------------------
                                     Name: Kimberly Rowe
                                     Title: Authorized Agent


                                 LONGHORN CDO (Cayman) LTD.


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                 MAPLEWOODS (CAYMAN) LIMITED

                                     By: MASSACHUSETTS MUTUAL LIFE
                                         INSURANCE COMPANY, AS
                                         INVESTMENT MANAGER

                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 MASSACHUSETTS MUTUAL LIFE
                                   INSURANCE COMPANY

                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 MASSMUTUAL HIGH YIELD PARTNERS II, LLC

                                     By: HYP Management, Inc.


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 MASTER SENIOR FLOATING RATE TRUST, INC.

                                     By: Merrill Lynch Asset Management, L.P.,
                                         as Investment Advisor

                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 MERRILL LYNCH PRIME RATE PORTFOLIO

                                 By: Merrill Lynch Asset Management, L.P., as
                                     Investment Advisor

                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 METROPOLITAN LIFE INSURANCE COMPANY


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 ML CLO XX PILGRIM AMERICA (CAYMAN)


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 NATEXIS BANQUE POPULAIRES


                                 By  /s/ Joseph A. Miller
                                     -------------------------------------------
                                     Name: Joseph A. Miller
                                     Title: Associate

                                 NEMEAN CLO, LTD.


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 NORTH AMERICAN SENIOR FLOATING RATE FUND


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 OAK HILL SECURITIES FUND, L.P.

                                     By: OAK HILL SECURITIES GENPAR, L.P., ITS
                                         GENERAL PARTNER
                                     By: OAK HILL MGP, INC.,
                                         ITS GENERAL PARTNER


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 OAK HILL SECURITIES FUND II, L.P.

                                     By: OAK HILL SECURITIES GENPAR II, L.P.,
                                         ITS GENERAL PARTNER
                                     By: OAK HILL MGP II, INC.,
                                         ITS GENERAL PARTNER


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 OASIS COLLATERALIZED HIGH INCOME
                                   PORTFOLIO-1, LTD.

                                     By: INVESCO Senior Secured Management, Inc.
                                         as Subadviser


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 ORIX USA CORPORATION

                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 PILGRIM PRIME RATE TRUST

                                     By: Pilgrim Investments, Inc.,
                                           as its investment manager


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 PAMCO CAYMAN LTD.

                                     By: Highland Capital Management, L.P. as
                                           Collateral Manager


                                 By  /s/ Todd Travers
                                     -------------------------------------------
                                     Name: Todd Travers
                                     Title: Senior Portfolio Manager

                                 PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD.

                                     By: Pilgrim Investments, Inc.
                                           as its investment manager


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 PILGRIM CLO 1999-1 LTD.

                                     By: Pilgrim Investments, Inc.
                                           as its investment manager


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 PROMETHEUS INVESTMENT FUNDING I LTD


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 PUTNAM DIVERSIFIED INCOME TRUST


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 PUTNAM HIGH YIELD ADVANTAGE FUND


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                 PUTNAM HIGH YIELD MANAGED TRUST


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                 PUTNAM HIGH YIELD TRUST


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                 PUTNAM HIGH YIELD TRUST II


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 PUTNAM MASTER INCOME TRUST


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                 PUTNAM MASTERINTERMEDIATE INCOME TRUST


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                 PUTNAM PREMIER INCOME TRUST


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 PUTNAM STRATEGIC INCOME FUND


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                 PUTNAM VT DIVERSIFIED INCOME FUND


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                 PUTNAM VARIABLE TRUST HIGH YIELD FUND


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 ROYALTON COMPANY

                                     By: Pacific Investment Management Company,
                                           as its Investment Advisor


                                 By  /s/ Mohan V. Phansalkar
                                     -------------------------------------------
                                     Name: Mohan V. Phansalkar
                                     Title: Senior Vice President


                                 SEQUILS - PILGRIM I, LTD.

                                     By: Pilgrim Investments, Inc.
                                           as its investment manager


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                 SIMSBURY CLO, LIMITED

                                     By: MASSACHUSETTS MUTUAL LIFE INSURANCE
                                         COMPANY, AS COLLATERAL MANAGER


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                 SRV HIGHLANDS, INC.


                                 By  /s/ Ann E. Morris
                                     -------------------------------------------
                                     Name: Ann E. Morris
                                     Title: Assistant Vice President

                                 TEXTRON FINANCIAL CORPORATION


                                 By  /s/ Matthew J. Colgan
                                     -------------------------------------------
                                     Name: Matthew J. Colgan
                                     Title: Director


                                 TRAVELERS SERIES FUND-PUTNAM DIV.


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 TRITON CDO IV LIMITED


                                 By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                 VAN KAMPEN PRIME RATE INCOME TRUST


                                     By: Van Kampen Investment Advisory Corp.


                                 By  /s/ Darvin D. Pierce
                                     -------------------------------------------
                                     Name: Darvin D. Pierce
                                     Title: Principal


                                 VAN KAMPEN SENIOR FLOATING RATE FUND

                                 By: Van Kampen Investment Advisory Corp.


                                 By  /s/ Darvin D. Pierce
                                     -------------------------------------------
                                     Name: Darvin D. Pierce
                                     Title: Principal

                                 VAN KAMPEN SENIOR INCOME TRUST

                                 By: Van Kampen Investment Advisory Corp.


                                 By  /s/ Darvin D. Pierce
                                     -------------------------------------------
                                     Name: Darvin D. Pierce
                                     Title: Principal